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                                                                    EXHIBIT 99.6
                                                                    ------------
                           SPECIAL AWARD CONDITIONS
                                 NCR-92-18742
                       Amendment Number Twenty-Four (24)


1.  Section I.A.4, of Amendment 19, Definitions, is amended as follows:
                                    -----------

4) "NSI" refers to Network Solutions, Inc., a wholly owned subsidiary of VeriSign, Inc., and its successors and assigns. From the date of execution of this amendment, the Cooperative Agreement will refer to "VeriSign" as the non-government party to this agreement.

2.  Section I.A.9, of Amendment 19, Definitions, is amended as follows:
                                    -----------

9) "Registry Agreement" means either the .org Registry Agreement, the .net Registry Agreement, or the .com Registry Agreement (collectively, the "Registry Agreements"), attached hereto as Exhibits 1, 2 and 3, respectively, as they may be amended from time to time.

3.  Section I.B.2.A, of Amendment 19, VeriSign Relationship with ICANN, is
                                      --------------------------------
amended as follows:

     A. VeriSign shall enter into the Registry Agreements and the Registrar Accreditation Agreement. VeriSign's obligations under the Cooperative Agreement with respect to Registry Services and Registrar Services shall be satisfied by compliance with the Registry Agreements and the Registrar Accreditation Agreement, respectively, for so long as those Agreements (including any renewals of those agreements) are in effect (as determined by the dispute resolution procedures and termination provisions of those Agreements). VeriSign's obligations under the Cooperative Agreement with respect to Other Services (and Registry Services following the expiration or termination by VeriSign) shall be satisfied by compliance with the Cooperative Agreement as amended.

4.  Section I.B.2.B, of Amendment 19, VeriSign Relationship with ICANN, is
                                      --------------------------------
amended as follows:

     B. If any Registry Agreement is terminated by ICANN for cause, the Department of Commerce shall be entitled under Section I.B.8 below to terminate VeriSign's obligation for the affected Registry TLD to provide Registry Services under the Cooperative Agreement.

5.  Section I.B.2.D, of Amendment 19, VeriSign Relationship with ICANN, is
                                      --------------------------------
amended as follows:

     D. If the Registry Agreements and the Registrar Accreditation Agreement are all terminated by ICANN for cause, VeriSign's obligations to provide Registry Services, Registrar Services, and Other Services under the Cooperative Agreement shall terminate upon 90 days notice by either party of its intention to terminate such services.
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6.  Section I.B.4.A, of Amendment 19, Other Obligations of the Parties, is
                                      --------------------------------
amended as follows:

       A. The Department of Commerce will assure that the authoritative root will point to the TLD zone servers designated by VeriSign for each of the Registry TLDs (Registry TLD zone server). The Department of Commerce will withdraw such assurance for a particular Registry TLD at the earlier of the termination of this Cooperative Agreement by the Department of Commerce or at such time as ICANN terminates for cause the Registry Agreement corresponding to such Registry TLD.

7.  Section I.B.4.B, of Amendment 19, Other Obligations of the Parties, is
                                      --------------------------------
amended as follows:

       B. The Department of Commerce acknowledges and agrees that VeriSign is and will remain the registry for the Registry TLD(s) until the earlier of the termination of this Cooperative Agreement by the Department of Commerce or termination for cause of the Registry Agreement(s) by ICANN.

8.  Section I.B.7, of Amendment 19, Specific Performance, is amended as follows:
                                    --------------------

During the Term of the Cooperative Agreement, the Department of Commerce may seek specific performance of any provision of the Cooperative Agreement, provided the Department is not in material breach of its obligations hereunder. This provision shall not entitle the Department of Commerce to seek specific performance of any Registry Agreement. This provision shall not entitle the Department of Commerce to seek specific performance of the Registrar Accreditation Agreement unless and until and for so long as such agreement has been assigned to the Department of Commerce by ICANN.

9.  Section I.B.8.A, of Amendment 19, Termination, is amended as follows:
                                      -----------

       A. In the event ICANN designates a successor registry or terminates the .org Registry Agreement, the .net Registry Agreement or the .com Registry Agreement, the Department agrees that upon the conclusion of the transfer when a successor registry is established and operational and VeriSign notifies the Department of the completion of the transfer, the Department will relieve, release and discharge VeriSign from any responsibility for Registry Services for the affected Registry TLD currently performed under the Cooperative Agreement that have been transferred to the successor registry.

       The final release will be effected by VeriSign sending a letter to the Department stating that:

          Awardee, VeriSign, Inc. hereby represents and certifies to the Department of Commerce, that in accordance with the requirements contained in Amendment 19, as amended, to the Cooperative Agreement NCR-9218742, all requirements relating to its performance as the Registry have been completed.

          We therefore request that, as provided by Amendment 19, as amended, to the Cooperative Agreement NCR-9218742, the Department of Commerce sign and return a copy of this letter and, in the block indicated below, acknowledge that we have completed the agreed upon items and are fully and finally relieved, released, and discharged from any responsibility for the Registry for [insert affected
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          Registry TLD] previously performed by Awardee under Cooperative
          Agreement NCR-9218742 which are now the subject of a contract between ICANN and [the successor registry].

10.  Section I.B.8.C, of Amendment 19, Termination, is amended as follows:
                                       -----------

       C. If the Registrar Accreditation Agreement and all Registry Agreements are terminated by ICANN for cause, the Department will relieve, release and discharge VeriSign from any responsibility for continuing to provide Other Services that are required under the Cooperative Agreement.

       The final release will be effected by VeriSign sending a letter to the Department stating that:

          Awardee, VeriSign, Inc. hereby represents and certifies to the Department of Commerce, that in accordance with the requirements contained in Amendment 19, as amended, to the Cooperative Agreement NCR-9218742, all requirements relating to its performance of Other Services have been completed.

          We therefore request that, as provided by Amendment 19, as amended, to the Cooperative Agreement NCR-9218742, the Department of Commerce sign and return a copy of this letter and, in the block indicated below, acknowledge that we have completed the agreed upon items and are fully and finally relieved, released, and discharged from any responsibility for the provision of Other Services previously performed by Awardee under Cooperative Agreement NCR-9218742.

11.  Section I.B.8.D, of Amendment 19, Termination, is amended as follows:
                                       -----------

       D. In the event that a final judgment is rendered specifically enforcing any provision of the Cooperative Agreement, the Department of Commerce may, by giving written notice, demand that VeriSign comply with such judgment. In the event that VeriSign fails to comply with such judgment within ninety days after the giving of notice, the Department of Commerce may terminate the Cooperative Agreement immediately by giving VeriSign written notice of termination and the Department of Commerce may initiate either a competitive action or other transaction pursuant to Section II.9 below or request ICANN to initiate procedures for designating a successor registry in compliance with the provisions of the affected Registry Agreement(s).

12.  Section I.B.9, of Amendment 19, Compliance with Section II of this
                                     ----------------------------------
Amendment, is amended as follows:
----------

While the Registry Agreements remain in effect, VeriSign shall not be obligated to comply with the provisions of Section II of this amendment. Upon termination
(i) by VeriSign of a particular Registry Agreement, or (ii) due to the withdrawal of the Department's recognition of ICANN, VeriSign shall no longer be required to comply with such Registry Agreement and VeriSign's obligations under
Section II of this amendment shall take immediate effect with

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respect to the affected Registry TLD without further action by the Department of
Commerce or VeriSign. Upon such termination, VeriSign agrees to provide prompt written approval to ICANN for the assignment of any data escrow agreement between ICANN and VeriSign related to such Registry Agreement.

13.  Section I.B.10, of Amendment 19, Expiration Date, is amended as follows:
                                      ----------------

The Expiration Date of the Cooperative Agreement shall be November 10, 2007.

14.  Section II.1 of Amendment 19, VeriSign Obligations, is amended as follows:
                                   ---------------------

          A. VeriSign agrees that it will operate the registries for the Registry TLDs in accordance with the Cooperative Agreement;

          B. VeriSign agrees to comply with Department of Commerce policies and directives regarding material aspects of VeriSign's provision of Registry Services as distinct from the detailed or day to day administration of the registries for the Registry TLDs.

          C. VeriSign acknowledges and agrees that upon the earlier of the expiration or termination of the Cooperative Agreement pursuant to
          Section I.B.8 of this amendment, it will cease to be the registry for the particular Registry TLD(s) affected by the expiration or termination, unless prior to the end of the Term of the Cooperative Agreement VeriSign is chosen as a successor registry in accordance with the provisions of the Cooperative Agreement. VeriSign shall cooperate in the transfer of responsibility for operation of the affected registry or registries to a successor registry. Such cooperation shall include the timely transfer to the successor registry of an electronic copy of the registry database and of a full specification of the format of the data.

15.  Section II.2 of Amendment 19, Data Escrow, is amended as follows:
                                   ------------

VeriSign shall deposit into escrow all Registry Data on a schedule (not more frequently than weekly for a complete set of Registry Data, and daily for incremental updates) and in an electronic format mutually approved from time to time by VeriSign and the Department of Commerce, such approval not to be unreasonably withheld by either party. The escrow shall be maintained, at VeriSign's expense, by a reputable escrow agent mutually approved by VeriSign and the Department of Commerce, such approval also not to be unreasonably withheld by either party. The escrow shall be held under an agreement among VeriSign, the Department of Commerce, and the escrow agent providing that (A) the data shall be received and held in escrow, with no use other than verification that the deposited data is complete and in proper format, until released to the Department of Commerce; (B) the data shall be released to the Department of Commerce upon termination by the Department of Commerce of the Cooperative Agreement or upon its expiration if (1) the Cooperative Agreement has not sooner been terminated and (2) VeriSign has not been designated as a successor registry as the result of a competitive action or other transaction in accordance with applicable federal law and regulations.

16.  Section II.3 of Amendment 19, VeriSign Handling of Personal Data, is
                                   -----------------------------------
amended as follows:

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VeriSign agrees to notify registrars sponsoring registrations in the registries of the purposes for which Personal data submitted to the registries by registrars is collected, the recipients (or categories of recipients) of such Personal Data, and the mechanism for access to and correction of such Personal Data. VeriSign shall take reasonable steps to protect Personal Data from loss, misuse, unauthorized disclosure, alteration or destruction. VeriSign shall not use or authorize the use of Personal Data in a way that is incompatible with the notice provided to registrars.

17.  Section II.4 of Amendment 19, Publication by VeriSign of Registry Data, is
                                   -----------------------------------------
amended as follows:

          A. VeriSign shall provide an interactive web page and a port 43 Whois service providing free public query-based access to up-to-date (i.e. updated at least daily) registry database data for the Registry TLDs which, in response to input of an SLD name, shall report at least the following data elements in response to queries: (a) the SLD name registered, (b) the TLD in which the SLD is registered; (c) the IP addresses and corresponding names of the primary nameserver and secondary nameserver(s) for such SLD, (d) the identity of the sponsoring Registrar, and (e) the date of the most recent modification to the domain name record in the registry database; provided, however, that if the Department of Commerce adds to or subtracts from these elements, VeriSign will implement that policy. VeriSign shall not discontinue its participation in advanced, centralized or universal Whois services in operation or development at the time of the expiration or termination of the Registry Agreement(s).

          B. To ensure operational stability of the registries, VeriSign may temporarily limit access under subsection (A), in which case VeriSign shall immediately notify the Department of Commerce in writing or electronically of the nature of and reason for the limitation. VeriSign shall not continue the limitation longer than three business days if the Department of Commerce objects in writing or electronically, which objection shall not be unreasonably made. Such temporary limitations shall be applied in a nonarbitrary manner and shall apply fairly to any registrar similarly situated, including VeriSign.

          C. VeriSign as operator for the registries shall comply with Departmental direction providing for development and operation of a capability that provides distributed free public query-based (web and command-line) access to current registration data implemented by Accredited Registrars providing for capabilities comparable to WHOIS, including (if called for by Departmental direction) registry database lookup capabilities according to a specified format. If such a service implemented by Accredited Registrars on a distributed basis does not within a reasonable time provide reasonably robust, reliable and convenient access to accurate and up-to-date registration data, VeriSign as operator for the registries shall cooperate and, if reasonably determined to be necessary by the Department of Commerce (considering such possibilities as remedial actions by specific registrars), provide data from the registries' databases to facilitate the development of a centralized service providing equivalent functionality in a manner established by Departmental direction. VeriSign shall also continue any development and deployment of a universal Whois service that allows public access and effective

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          use of Whois across all registries and all top level domains at the direction of the Department.

18.  Section II.5 of Amendment 19, Performance and Functional Specification for
                                   --------------------------------------------
Registry Services, is amended as follows:
-----------------

Unless and until otherwise directed by the Department of Commerce, VeriSign shall provide Registry Services to Accredited Registrars meeting the performance and functional specifications set forth in the SRS specification then in place under the Registry Agreements. In the event the Department directs different performance and functional standards for a registry, VeriSign shall comply with those standards to the extent practicable, provided that compensation pursuant to the provisions of II.7 of this amendment has been resolved prior to implementation and provided further that VeriSign is given a reasonable time for implementation.

VeriSign shall take all reasonable steps to ensure the continued operation, functionality, and accessibility of the Shared Registration System. In the event of operational instability or for the purpose of system maintenance, VeriSign may temporarily limit Accredited Registrars' access to the Shared Registration System on an equitable basis, in which case VeriSign shall immediately notify the Department of Commerce and all affected Accredited Registrars in writing or electronically of the nature of and reason for the limitation and the expected date and time of service restoration. VeriSign shall take all reasonable steps to notify all Accredited Registrars at least 24 hours in advance of any anticipated (non emergency) Shared Registration System service interruption, the reason for the service interruption, and the expected date and time of service restoration.

19.  Section II.6 of Amendment 19, Bulk Access to Zone Files, is amended as
                                   -------------------------
follows:

VeriSign shall provide third parties bulk access to the zone files for the Registry TLDs on the terms set forth in the zone file access agreement then in effect under the Registry Agreement corresponding to the affected Registry TLD. VeriSign may not change the access agreement without the prior written approval of the Department of Commerce.

20.  Section II.7 of Amendment 19, Price for Registry Services, is amended as
                                   ---------------------------
follows:

The price to licensed registrars for entering initial and renewal SLD registrations into the registry and for transferring a SLD registration from one accredited registrar to another will be as set forth in the Registry Agreements for the Registry TLDs at the time of its expiration or termination. These prices shall be increased to reflect demonstrated increases in costs of operating the registry arising from (1) changes or additions to the work provided under the Cooperative Agreement directed by the Department of Commerce or (2) legislation specifically applicable to the Registry Services.

21.  Section II.9 of Amendment 19, Designation of Successor Registry, is amended
                                   ---------------------------------
as follows:

VeriSign agrees that upon (a) one year prior to the expiration or (b) VeriSign's receipt of notice of termination of the Cooperative Agreement pursuant to
Section I.B.8 of this amendment, the

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Department of Commerce may initiate a competitive action or other transaction in accordance with applicable federal law and regulations to designate a successor registry or successor registries.

Not later than 30 days after VeriSign's receipt of a notice of termination, VeriSign shall submit to the Department of Commerce, for the Department's immediate use in designating the successor registry for a particular Registry TLD, an electronic copy of all software (excluding the SRS software) and data related to its provision of Registry Services for the Registry TLD generated under the Cooperative Agreement through the date of the notice of termination. Not later than 60 days after VeriSign's receipt of a notice of termination, VeriSign shall submit to the Department of Commerce, for its immediate use in designating such successor registry, all existing documentation for such software (excluding the SRS software) and data related to VeriSign's provision of such Registry Services generated under the Cooperative Agreement through the date of the notice of termination.

If, after the expiration or termination pursuant to Section I.B.8 of this amendment, VeriSign or its assignee is not designated as a successor registry for a particular Registry TLD pursuant to the competitive action or transaction, VeriSign shall cooperate with the Department of Commerce and with the successor registry in order to facilitate the smooth transition of operation of the registry to the successor registry. Such cooperation shall include timely transfer to the successor registry of an electronic copy of the registry database and of a full specification of the format of the data. Thereafter VeriSign shall be relieved of further obligations under the Cooperative Agreement.

22.  Section II.10 of Amendment 19, Rights in Data, is amended as follows:
                                    --------------

Except as permitted by the Registrar License and Agreement, VeriSign shall not be entitled to claim any intellectual property rights in data or any database or portion thereof in the registries supplied by or through registrars other than VeriSign. In the event that Registry Data is released from escrow under Section
II.2 or transferred to a successor registry under Sections I.B.8 or II.9, any rights held by VeriSign as operator of such registry in said Registry Data shall automatically be licensed on a non-exclusive, transferable, irrevocable, royalty-free, paid-up basis to the recipient of the data.

23.  Section III.2 of Amendment 19, Other Provisions, is amended as follows:
                                    ----------------

2. Articles 9, 10 and 14 of the Cooperative Agreement Special Conditions, as amended, are hereby suspended as of the date of this amendment and VeriSign shall have no obligations under such provisions for so long as the Registry Agreements remain in effect. Upon termination of the Registry Agreements, the withdrawal of the Department's recognition of ICANN under Section 26 of the .com Registry Agreement, or with the approval of the Department of Commerce under
Section 18(b) of the .com Registry Agreement, such provisions shall return to effect immediately without further action by the Department of Commerce or VeriSign.

24.  Section III.5 of Amendment 19, Other Provisions, is amended as follows:
                                    ----------------

Article 12 of the Cooperative Agreement Special Conditions, as amended, is hereby amended to

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read:

          The following individuals shall serve as points of contact at
          VeriSign:

          Philip Sbarbaro
          Chuck Gomes

25. The Department of Commerce hereby approves the .org Registry Agreement, the .net Registry Agreement, and the .com Registry Agreement, attached hereto as
Exhibits 1, 2, and 3 respectively. This approval is not intended to confer federal antitrust immunity on VeriSign with respect to the Registry Agreements. Upon signature of both parties, provide copies of the Registry Agreements to both the Grants Officer and the Federal Programs Officer.

26. Except as modified by this Amendment, the terms and conditions of this Cooperative Agreement, as previously amended, remain unchanged.

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